Exhibit 99.1

SB Financial Group Announces Second Quarter 2023 Results

DEFIANCE, OH, July 27, 2023 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the second quarter ended June 30, 2023.

Second quarter 2023 highlights over prior-year, second quarter include:

●	Net income of $3.1 million increased 8.5 percent with diluted earnings per share (“EPS”) of $0.44

●	Adjusted for Mortgage Servicing Rights recapture (“OMSR”), net income is higher by 16.7 percent

●	Noninterest expense of $10.3 million declined 4.3 percent

●	Improved asset quality with nonperforming assets declining from 37 to 26 basis points

Six months ended June 30, 2023, highlights over prior-year six months include:

●	Net income of $5.5 million, down 2.2 percent

●	Adjusted for OMSR recapture, net income is higher by 15.5 percent

●	Noninterest expense of $21.1 million declined 2.5 percent

Second quarter 2023 trailing twelve-month highlights include:

●	Loan growth of $89.2 million, or 10.0 percent

●	Deposit decline of $0.6 million, or 0.1 percent

Earnings Highlights	Three Months Ended			Six Months Ended
($ in thousands, except per share & ratios)	Jun. 2023	Jun. 2022	% Change	Jun. 2023	Jun. 2022	% Change
Operating revenue	$14,190	$14,266	-0.5%	$28,180	$28,545	-1.3%
Interest income	14,406	10,474	37.5%	28,230	19,869	42.1%
Interest expense	4,577	881	419.5%	8,077	1,799	349.0%
Net interest income	9,829	9,593	2.5%	20,153	18,070	11.5%
Provision for credit losses	145	-	0.0%	395	-	0.0%
Noninterest income	4,361	4,673	-6.7%	8,027	10,475	-23.4%
Noninterest expense	10,339	10,802	-4.3%	21,112	21,661	-2.5%
Net income	3,075	2,834	8.5%	5,525	5,647	-2.2%
Earnings per diluted share	0.44	0.40	10.0%	0.79	0.79	0.0%
Return on average assets	0.91%	0.87%	4.6%	0.82%	0.85%	-3.5%
Return on average equity	10.01%	8.89%	12.6%	9.01%	8.46%	6.5%

“We were pleased with the positive momentum we experienced this quarter in what is a difficult and volatile operating environment for Community Banks” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “We had linked quarter growth in loans and mortgage originations and deposits were down just 3.5 percent. Liquidity concerns and deposit rate competition continued to be our most significant challenge as our funding beta’s exceeded our earning asset beta’s for the first time since the Fed rate increases began in March of 2022. While margin compression consumed the narrative for the second quarter, on a positive note we did experience a further reduction in non-performing loans. Our nonperforming loan coverage ratio now stands in excess of 500 percent.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up from the linked quarter by 1.4 percent but less than the prior year quarter by 0.5 percent. Operating revenue continues to be impacted by much higher funding costs and the decline in mortgage banking revenue.

●	Net interest income was down 4.8 percent from the linked quarter but up 2.5 percent from the prior year quarter.

●	Net interest margin was flat compared to the prior year, as the increase in Earning Asset yields and balances has been offset by higher funding costs on deposits and wholesale borrowings.

●	Noninterest income was down 6.7 percent from the year ago quarter, due to lower mortgage and Title insurance volume and a reduction in the recapture of temporary servicing rights.

Mortgage Loan Business

Mortgage loan originations for the second quarter of 2023 were $65.4 million, down $30.1 million, or 31.5 percent, from the prior year quarter. Total sales of originated loans experienced a slight decline compared to the prior year, at $47.9 million, down $2.0 million, or 4.0 percent.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $1.6 million for the second quarter of 2023, down from $1.8 million for the prior year quarter. The mortgage servicing valuation adjustment for the second quarter of 2023 was a negative $0.02 million, compared to a positive adjustment of $0.2 million for the second quarter of 2022. The servicing portfolio at June 30, 2023, was $1.35 billion, which was down 1.2 percent compared to the prior year.

Mr. Klein noted, “Mortgage volume continued to be constrained by higher rates and reduced inventory in our markets. Compared to the linked quarter, we were pleased that originations were higher by $16.0 million, or 32.5 percent as we added new MLOs in several of our key markets.”

Mortgage Banking						Annual
($ in thousands)	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Jun. 2022	Growth
Mortgage originations	$65,387	$49,366	$51,219	$68,557	$95,454	$(30,067)
Mortgage sales	47,933	25,803	23,590	39,176	49,915	(1,982)
Mortgage servicing portfolio	1,353,904	1,344,158	1,352,016	1,362,666	1,369,732	(15,828)
Mortgage servicing rights	13,723	13,548	13,503	13,473	13,408	315

Mortgage servicing revenue
Loan servicing fees	844	844	851	858	863	(19)
OMSR amortization	(334)	(292)	(310)	(396)	(496)	162
Net administrative fees	510	552	541	462	367	143
OMSR valuation adjustment	(16)	56	86	65	239	(255)
Net loan servicing fees	494	608	627	527	606	(112)
Gain on sale of mortgages	1,056	599	550	876	1,196	(140)
Mortgage banking revenue, net	$1,550	$1,207	$1,177	$1,403	$1,802	$(252)

Noninterest Income and Noninterest Expense

Noninterest income for the quarter declined, from the prior year quarter by 6.7 percent; however, when compared to the linked quarter, fee income was higher by 19.0 percent. Gain-on-sale from mortgage loans, was down just slightly from the prior year; however, the increase in sale volume above 73 percent in the quarter resulted in a nearly 80 percent increase in this metric over the linked quarter. Apart from Title Insurance, our remaining fee categories, are generally in line with revenue from both the linked and prior-year quarters.

For the second quarter of 2023, noninterest expense of $10.3 million was down from both the linked and prior year quarters by over 4 percent. Rightsizing of the mortgage business line has resulted in staffing levels lower by over 5 percent compared to the prior year.

Mr. Klein stated, “Through the first half of the year, we have achieved positive operating leverage with expenses declining at nearly twice the rate of our revenue decline. When we exclude the non-core servicing rights recapture, revenue growth, year-to-date, is higher by 2.6 percent. We continue to examine all of our operations and resources as we look to manage expense levels into the second half of 2023.”

Noninterest Income/Noninterest Expense						Annual
($ in thousands, except ratios)	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Jun. 2022	Growth
Noninterest Income (NII)	$4,361	$3,666	$3,713	$4,043	$4,673	$(312)
NII / Total Revenue	30.7%	26.2%	25.4%	27.9%	32.8%	-2.1%
NII / Average Assets	1.3%	1.1%	1.1%	1.2%	1.4%	-0.1%
Total Revenue Growth	-0.5%	-2.0%	-6.7%	-13.2%	-9.1%	-6.7%

Noninterest Expense (NIE)	$10,339	$10,773	$10,269	$10,384	$10,802	$(463)
Efficiency Ratio	72.7%	76.9%	70.2%	71.6%	75.6%	-2.9%
NIE / Average Assets	3.1%	3.2%	3.1%	3.2%	3.3%	-0.2%
Net Noninterest Expense/Avg. Assets	-1.8%	-2.1%	-2.0%	-2.0%	-1.9%	0.1%
Total Expense Growth	-4.3%	-0.8%	-11.2%	-7.7%	-2.5%	-4.3%

Balance Sheet

As of June 30, 2023, total assets were $1.34 billion, in line with the linked quarter, and slightly higher compared to the prior year. This increase was driven by higher loan balances, partially offset by reductions in cash and investment securities. Total shareholders’ equity at June 30, 2023, was $117.7 million. Excluding the impact of the investment portfolio impairment, equity rose to $150.6 million, reflecting a 2.6 percent increase. During the quarter, we repurchased 91,260 shares of our Company stock, further demonstrating our commitment to enhancing shareholder value.

With our adoption of CECL on January 1st, our Allowance for Credit Losses rose in the quarter to $15.8 million, up 14.4 percent compared to the prior year. In the quarter, we added $375 thousand to the reserve offset by just $22 thousand in net charge-offs.

The investment portfolio of $228.0 million, represented 17.0 percent of assets at June 30, 2023, and was down $38.2 million or 14.2 percent from the year-ago period. Total loans held for investment were $984.8 million at June 30, 2023, up $89.2 million, or 10.0 percent, from June 30, 2022. Residential originations have offset the decline in Commercial loan originations we are seeing in the majority of our markets.

Deposit balances of $1.07 billion at June 30, 2023, were level to the prior year, but experienced a decline of 3.5 percent from the linked quarter. The shift in the mix of our deposit funding has driven the margin compression that we are experiencing. Currently, time deposits and demand deposits comprise 22.4 and 36.3 percent of total deposits, respectively, compared to 13.3 and 40.9 percent for the prior year.

Mr. Klein continued, “Loan growth continued in the quarter, although we are focused on reducing the reliance on our residential mortgage portfolio products to drive growth as we have a fairly broad base of high-level commercial leaders in our markets working to grow our commercial book. The challenge of funding our Company and maintaining our margins continued in the quarter. We still have access to significant additional liquidity and our level of uninsured deposits ended the quarter at 14.8 percent.”

Loan Balances						Annual
($ in thousands, except ratios)	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Jun. 2022	Growth
Commercial	$123,226	$126,066	$128,393	$128,565	$127,711	$(4,485)
% of Total	12.5%	12.9%	13.3%	13.9%	14.3%	-3.5%
Commercial RE	417,412	419,024	412,809	404,710	404,260	13,152
% of Total	42.4%	42.9%	42.9%	43.7%	45.1%	3.3%
Agriculture	58,222	57,761	64,505	60,522	60,586	(2,364)
% of Total	5.9%	5.9%	6.7%	6.5%	6.8%	-3.9%
Residential RE	321,365	309,684	291,368	267,135	241,614	79,751
% of Total	32.6%	31.7%	30.3%	28.9%	27.0%	33.0%
Consumer & Other	64,599	63,777	65,000	64,317	61,440	3,159
% of Total	6.6%	6.5%	6.8%	7.0%	6.9%	5.1%
Total Loans	$984,824	$976,312	$962,075	$925,249	$895,611	$89,213
Total Growth Percentage						10.0%

Deposit Balances						Annual
($ in thousands, except ratios)	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Jun. 2022	Growth
Non-Int DDA	$218,411	$237,175	$256,799	$250,791	$239,676	$(21,265)
% of Total	20.4%	21.4%	23.6%	23.1%	22.4%	-8.9%
Interest DDA	170,282	188,497	191,719	199,523	198,286	(28,004)
% of Total	15.9%	17.0%	17.6%	18.4%	18.5%	-14.1%
Savings	225,065	227,974	191,272	201,402	215,285	9,780
% of Total	21.0%	20.5%	17.6%	18.5%	20.1%	4.5%
Money Market	217,681	222,203	255,995	258,975	276,274	(58,593)
% of Total	20.3%	20.0%	23.6%	23.8%	25.8%	-21.2%
Time Deposits	239,717	234,295	190,880	175,202	142,258	97,459
% of Total	22.4%	21.1%	17.6%	16.1%	13.3%	68.5%
Total Deposits	$1,071,156	$1,110,144	$1,086,665	$1,085,893	$1,071,779	$(623)
Total Growth Percentage						-0.1%

Asset Quality

SB Financial reported nonperforming assets of $3.5 million as of June 30, 2023, down $1.2 million or 25.2 percent from the year-ago quarter. The coverage ratio of problem loans to the allowance for credit losses was at 542.8 percent at June 30, 2023, which was up nearly 200 basis points from the prior year due to the expansion of the allowance from the CECL adjustment of $1.4 million and our reduction in problem loans.

Nonperforming Assets						Annual
($ in thousands, except ratios)	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Jun. 2022	Change
Commercial & Agriculture	$170	$185	$114	$114	$140	$30
% of Total Com./Ag. loans	0.09%	0.10%	0.06%	0.06%	0.07%	21.4%
Commercial RE	192	199	210	223	359	(167)
% of Total CRE loans	0.05%	0.05%	0.05%	0.06%	0.09%	-46.5%
Residential RE	2,266	2,742	3,020	3,129	3,176	(910)
% of Total Res. RE loans	0.71%	0.89%	1.04%	1.17%	1.31%	-28.7%
Consumer & Other	282	270	338	280	323	(41)
% of Total Con./Oth. loans	0.44%	0.42%	0.52%	0.44%	0.53%	-12.7%
Total Nonaccruing Loans	2,910	3,396	3,682	3,746	3,998	(1,088)
% of Total loans	0.30%	0.35%	0.38%	0.40%	0.45%	-27.2%
Foreclosed Assets and Other Assets	625	650	777	756	730	(105)
Total Change (%)						-14.4%
Total Nonperforming Assets	$3,535	$4,046	$4,459	$4,502	$4,728	$(1,193)
% of Total assets	0.26%	0.30%	0.33%	0.35%	0.37%	-25.23%

Webcast and Conference Call

The Company will hold the second quarter 2023 earnings conference call and webcast on July 28, 2023, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices: 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 23 ATMs. State Bank has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and title opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market with the ticker symbol “SBFG”.

In May 2023, SB Financial was valued #163 on the American Banker Magazine’s list of top 200 publicly traded Community Bank and Thrifts based on three-year average return on equity.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the OMSR impairment from net income to report anon-GAAP adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	June	March	December	September	June
($ in thousands)	2023	2023	2022	2022	2022
ASSETS
Cash and due from banks	$20,993	$21,625	$27,817	$27,934	$29,567
Interest bearing time deposits	1,180	1,380	2,131	2,134	1,691
Available-for-sale securities	227,996	237,607	238,780	243,233	266,162
Loans held for sale	5,684	5,592	2,073	2,979	4,242
Loans, net of unearned income	984,824	976,312	962,075	925,249	895,611
Allowance for credit losses	(15,795)	(15,442)	(13,818)	(13,824)	(13,801)
Premises and equipment, net	22,230	22,621	22,829	22,842	23,122
Federal Reserve and FHLB Stock, at cost	7,634	6,054	6,326	5,230	5,303
Foreclosed assets and other assets	625	650	777	756	730
Interest receivable	4,079	3,926	4,091	3,556	3,256
Goodwill	23,239	23,239	23,239	23,239	23,239
Cash value of life insurance	29,183	29,024	28,870	28,713	28,556
Mortgage servicing rights	13,723	13,548	13,503	13,473	13,408
Other assets	15,840	15,157	16,940	17,863	12,886
Total assets	$1,341,435	$1,341,293	$1,335,633	$1,303,377	$1,293,972

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Non interest bearing demand	$218,411	$237,175	$256,799	$250,791	$239,676
Interest bearing demand	170,282	188,497	191,719	199,523	198,286
Savings	225,065	227,974	191,272	201,402	215,285
Money market	217,681	222,203	255,995	258,975	276,274
Time deposits	239,717	234,295	190,880	175,202	142,258
Total deposits	1,071,156	1,110,144	1,086,665	1,085,893	1,071,779

Short-term borrowings	21,118	15,998	14,923	19,754	30,772
Federal Home Loan Bank advances	81,300	44,500	60,000	35,000	25,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,618	19,606	19,594	19,582	19,570
Interest payable	1,866	1,441	769	623	307
Other liabilities	18,401	19,535	24,944	17,587	11,678
Total liabilities	1,223,769	1,221,534	1,217,205	1,188,749	1,169,416

Shareholders' Equity
Common stock	61,319	61,319	61,319	61,319	61,319
Additional paid-in capital	15,154	14,953	15,087	15,000	15,069
Retained earnings	103,725	101,548	101,966	99,309	96,809
Accumulated other comprehensive loss	(32,894)	(29,671)	(32,120)	(33,426)	(22,210)
Treasury stock	(29,638)	(28,390)	(27,824)	(27,574)	(26,431)
Total shareholders' equity	117,666	119,759	118,428	114,628	124,556

Total liabilities and shareholders' equity	$1,341,435	$1,341,293	$1,335,633	$1,303,377	$1,293,972

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

	At and for the Three Months Ended					Six Months Ended
($ in thousands, except	June	March	December	September	June	June	June
per share & ratios)	2023	2023	2022	2022	2022	2023	2022
Interest income Loans
Taxable	$12,715	$12,126	$11,222	$10,084	$8,880	$24,841	$16,932
Tax exempt	121	116	109	92	73	237	134
Securities
Taxable	1,524	1,535	1,559	1,536	1,469	3,059	2,704
Tax exempt	46	47	47	52	52	93	99
Total interest income	14,406	13,824	12,937	11,764	10,474	28,230	19,869

Interest expense
Deposits	3,538	2,578	1,440	852	567	6,116	1,185
Repurchase agreements & other	9	10	7	8	11	19	24
Federal Home Loan Bank advances	664	553	258	180	38	1,217	77
Trust preferred securities	172	164	138	99	71	336	124
Subordinated debt	194	195	194	195	194	389	389
Total interest expense	4,577	3,500	2,037	1,334	881	8,077	1,799

Net interest income	9,829	10,324	10,900	10,430	9,593	20,153	18,070

Provision for credit losses	145	250	-	-	-	395	-

Net interest income after provision
for loan losses	9,684	10,074	10,900	10,430	9,593	19,758	18,070

Noninterest income
Wealth management fees	940	917	907	930	936	1,857	1,891
Customer service fees	871	825	880	844	860	1,696	1,654
Gain on sale of mtg. loans & OMSR	1,056	599	550	876	1,196	1,655	2,872
Mortgage loan servicing fees, net	494	608	627	527	606	1,102	1,810
Gain on sale of non-mortgage loans	218	24	105	125	167	242	336
Title insurance revenue	455	373	454	476	697	828	1,299
Gain (loss) on sale of assets	15	(11)	18	(12)	-	4	55
Other	312	331	172	277	211	643	558
Total noninterest income	4,361	3,666	3,713	4,043	4,673	8,027	10,475

Noninterest expense
Salaries and employee benefits	5,721	5,913	5,677	5,858	6,418	11,634	12,607
Net occupancy expense	802	784	763	769	719	1,586	1,461
Equipment expense	1,002	981	1,017	918	827	1,983	1,681
Data processing fees	685	646	627	664	643	1,331	1,219
Professional fees	612	863	738	766	760	1,475	1,710
Marketing expense	213	198	258	200	222	411	453
Telephone and communication expense	124	121	124	134	105	245	216
Postage and delivery expense	78	87	121	75	110	165	226
State, local and other taxes	218	228	277	250	277	446	555
Employee expense	156	188	157	145	175	344	311
Other expenses	728	764	510	605	546	1,492	1,222
Total noninterest expense	10,339	10,773	10,269	10,384	10,802	21,112	21,661

Income before income tax expense	3,706	2,967	4,344	4,088	3,464	6,673	6,884

Income tax expense	631	517	811	746	630	1,148	1,237
Net income	$3,075	$2,450	$3,533	$3,342	$2,834	$5,525	$5,647

Common share data:
Basic earnings per common share	$0.45	$0.35	$0.51	$0.48	$0.40	$0.80	$0.80

Diluted earnings per common share	$0.44	$0.35	$0.50	$0.47	$0.40	$0.79	$0.79

Average shares outstanding (in thousands):
Basic:	6,847	6,933	6,945	6,968	7,075	6,890	7,055
Diluted:	6,910	7,008	7,021	7,033	7,149	6,976	7,116

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

	At and for the Three Months Ended					Six Months Ended
($ in thousands, except per	June	March	December	September	June	June	June
share & ratios)	2023	2023	2022	2022	2022	2023	2022
SUMMARY OF OPERATIONS
Net interest income	$9,829	$10,324	$10,900	$10,430	$9,593	$20,153	$18,070
Tax-equivalent adjustment	44	43	41	38	33	88	62
Tax-equivalent net interest income	9,873	10,367	10,941	10,468	9,626	20,241	18,132
Provision for credit loss	145	250	-	-	-	395	-
Noninterest income	4,361	3,666	3,713	4,043	4,673	8,027	10,475
Total operating revenue	14,190	13,990	14,613	14,473	14,266	28,180	28,545
Noninterest expense	10,339	10,773	10,269	10,384	10,802	21,112	21,661
Pre-tax pre-provision income	3,851	3,217	4,344	4,088	3,464	7,068	6,884
Pretax income	3,706	2,967	4,344	4,088	3,464	6,673	6,884
Net income	3,075	2,450	3,533	3,342	2,834	5,525	5,647

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.45	0.35	0.51	0.48	0.40	0.80	0.80
Diluted earnings per share	0.44	0.35	0.50	0.47	0.40	0.79	0.79
Common dividends	0.130	0.125	0.125	0.120	0.120	0.255	0.235
Book value per common share	17.30	17.37	17.08	16.49	17.75	17.30	17.75
Tangible book value per common share (TBV)	13.81	13.93	13.65	13.07	14.36	13.81	14.36
Market price per common share	12.62	14.13	16.95	16.85	17.26	12.62	17.26
Market price to TBV	91.4%	101.4%	124.2%	128.9%	120.2%	91.4%	120.2%
Market price to trailing 12 month EPS	7.1	8.2	9.6	9.6	9.3	7.1	9.3

PERFORMANCE RATIOS:
Return on average assets (ROAA)	0.91%	0.73%	1.08%	1.03%	0.87%	0.82%	0.85%
Pre-tax pre-provision ROAA	1.14%	0.96%	1.32%	1.26%	1.06%	1.14%	1.11%
Return on average equity	10.01%	8.37%	12.17%	10.89%	8.89%	9.01%	8.46%
Return on average tangible equity	12.40%	10.50%	15.30%	13.51%	10.93%	11.18%	10.30%
Efficiency ratio	72.71%	76.85%	70.16%	71.63%	75.60%	74.77%	75.76%
Earning asset yield	4.61%	4.49%	4.27%	3.89%	3.45%	4.54%	3.20%
Cost of interest bearing liabilities	1.90%	1.46%	0.90%	0.58%	0.39%	1.69%	0.38%
Net interest margin	3.15%	3.35%	3.60%	3.45%	3.16%	3.24%	2.91%
Tax equivalent effect	0.01%	0.02%	0.01%	0.01%	0.00%	0.02%	0.01%
Net interest margin, tax equivalent	3.16%	3.37%	3.61%	3.46%	3.16%	3.26%	2.92%
Non interest income/Average assets	1.30%	1.10%	1.13%	1.24%	1.43%	1.20%	1.58%
Non interest expense/Average assets	3.07%	3.23%	3.13%	3.19%	3.31%	3.15%	3.26%
Net noninterest expense/Average assets	-1.78%	-2.13%	-2.00%	-1.95%	-1.88%	-1.95%	-1.68%

ASSET QUALITY RATIOS:
Gross charge-offs	32	69	7	9	9	101	18
Recoveries	10	8	1	32	6	18	14
Net charge-offs	22	61	6	(23)	3	83	4
Nonaccruing loans/Total loans	0.30%	0.35%	0.38%	0.40%	0.45%	0.30%	0.45%
Nonperforming loans/Total loans	0.30%	0.35%	0.38%	0.40%	0.45%	0.30%	0.45%
Nonperforming assets/Loans & OREO	0.36%	0.41%	0.46%	0.49%	0.53%	0.36%	0.53%
Nonperforming assets/Total assets	0.26%	0.30%	0.33%	0.35%	0.37%	0.26%	0.37%
Allowance for credit loss/Nonperforming loans	542.78%	454.71%	375.29%	369.03%	345.20%	542.78%	345.20%
Allowance for credit loss/Total loans	1.60%	1.58%	1.44%	1.49%	1.54%	1.60%	1.54%
Net loan charge-offs/Average loans (ann.)	0.01%	0.03%	0.00%	(0.01%)	0.00%	0.02%	0.00%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	91.94%	87.94%	88.53%	85.21%	83.56%	91.94%	83.56%
Equity/ Assets	8.77%	8.93%	8.87%	8.79%	9.63%	8.77%	9.63%
Tangible equity/Tangible assets	7.13%	7.29%	7.22%	7.10%	7.93%	7.13%	7.93%
Common equity tier 1 ratio (Bank)	13.18%	13.44%	13.42%	13.23%	13.21%	13.18%	13.21%

END OF PERIOD BALANCES
Total assets	1,341,435	1,341,293	1,335,633	1,303,377	1,293,972	1,341,435	1,293,972
Total loans	984,824	976,312	962,075	925,249	895,611	984,824	895,611
Deposits	1,071,156	1,110,144	1,086,665	1,085,893	1,071,779	1,071,156	1,071,779
Stockholders equity	117,666	119,759	118,428	114,628	124,556	117,666	124,556
Goodwill and intangibles	23,710	23,732	23,753	23,770	23,787	23,710	23,787
Tangible equity	93,956	96,027	94,675	90,858	100,769	93,956	100,769
Mortgage servicing portfolio	1,353,904	1,344,158	1,352,016	1,362,666	1,369,732	1,353,904	1,369,732
Wealth/Brokerage assets under care	499,255	518,009	507,093	480,947	500,487	499,255	500,487
Total assets under care	3,194,594	3,203,460	3,194,742	3,146,990	3,164,191	3,194,594	3,164,191
Full-time equivalent employees	253	255	268	271	267	253	267
Period end common shares outstanding	6,803	6,894	6,935	6,950	7,017	6,803	7,017
Market capitalization (all)	85,857	97,419	117,556	117,113	121,105	85,857	121,105

AVERAGE BALANCES
Total assets	1,346,010	1,335,056	1,314,419	1,302,297	1,305,815	1,341,918	1,328,216
Total earning assets	1,248,813	1,232,018	1,211,674	1,209,958	1,216,124	1,243,540	1,243,017
Total loans	988,348	970,813	937,898	909,909	870,439	979,629	851,736
Deposits	1,100,344	1,098,935	1,094,491	1,085,821	1,108,890	1,098,647	1,121,373
Stockholders equity	122,886	117,071	116,114	122,738	127,519	122,601	133,471
Goodwill and intangibles	23,721	23,743	23,761	23,778	23,796	23,732	23,798
Tangible equity	99,165	93,328	92,353	98,960	103,723	98,869	109,673
Average basic shares outstanding	6,847	6,933	6,945	6,968	7,075	6,890	7,055
Average diluted shares outstanding	6,910	7,008	7,021	7,033	7,149	6,976	7,116

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

For the Three Months Ended Jun. 30, 2023 and 2022

	Three Months Ended Jun. 30, 2023			Three Months Ended Jun. 30, 2022
	Average		Average	Average		Average
($ in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$252,899	$1,524	2.41%	$337,226	$1,469	1.74%
Nontaxable securities	7,566	46	2.43%	8,459	52	2.46%
Loans, net	988,348	12,836	5.19%	870,439	8,953	4.11%
Total earning assets	1,248,813	14,406	4.61%	1,216,124	10,474	3.45%
Cash and due from banks	3,952			7,177
Allowance for loan losses	(15,556)			(13,803)
Premises and equipment	22,529			23,741
Other assets	86,272			72,576
Total assets	$1,346,010			$1,305,815

Liabilities
Savings, MMDA and interest bearing demand	$621,999	$1,850	1.19%	$713,367	$353	0.20%
Time deposits	239,532	1,688	2.82%	145,694	214	0.59%
Repurchase agreements & other	15,064	9	0.24%	18,671	11	0.24%
Advances from Federal Home Loan Bank	57,495	664	4.62%	3,989	38	3.81%
Trust preferred securities	10,310	172	6.67%	10,310	71	2.75%
Subordinated debt	19,610	194	3.96%	19,564	194	3.97%
Total interest bearing liabilities	964,010	4,577	1.90%	911,595	881	0.39%
Non interest bearing demand	238,813	-		249,829	-
Total funding	1,202,823		1.52%	1,161,424		0.30%
Other liabilities	20,301			16,872
Total liabilities	1,223,124			1,178,296
Equity	122,886			127,519
Total liabilities and equity	$1,346,010			$1,305,815

Net interest income		$9,829			$9,593

Net interest income as a percent of average interest-earning assets - GAAP measure			3.15%			3.16%

Net interest income as a percent of average interest-earning assets - non GAAP			3.16%			3.16%
- Computed on a fully tax equivalent (FTE) basis

	Six Months Ended Jun. 30, 2023			Six Months Ended Jun. 30, 2022
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$256,250	$3,059	2.39%	$383,272	$2,704	1.41%
Nontaxable securities	7,661	93	2.43%	8,009	99	2.47%
Loans, net	979,629	25,078	5.12%	851,736	17,066	4.01%
Total earning assets	1,243,540	28,230	4.54%	1,243,017	19,869	3.20%

Cash and due from banks	4,019			7,593
Allowance for loan losses	(15,162)			(13,805)
Premises and equipment	22,692			24,522
Other assets	86,829			66,889
Total assets	$1,341,918			$1,328,216

Liabilities
Savings, MMDA and interest bearing demand	$629,061	$3,135	1.00%	$723,176	$751	0.21%
Time deposits	227,343	2,981	2.62%	156,268	435	0.56%
Repurchase agreements & Other	16,832	19	0.23%	21,876	24	0.22%
Advances from Federal Home Loan Bank	53,359	1,217	4.56%	4,740	77	3.25%
Trust preferred securities	10,310	336	6.52%	10,310	124	2.41%
Subordinated debt	19,604	389	3.97%	19,558	389	3.98%
Total interest bearing liabilities	956,509	8,077	1.69%	935,928	1,799	0.38%

Non interest bearing demand	242,243		1.35%	241,929		0.31%
Total funding	1,198,752			1,177,857
Other liabilities	20,565			16,888
Total liabilities	1,219,317			1,194,745
Equity	122,601			133,471
Total liabilities and equity	$1,341,918			$1,328,216

Net interest income		$20,153			$18,070

Net interest income as a percent of average interest-earning assets - GAAP measure			3.24%			2.91%

Net interest income as a percent of average interest-earning assets - non GAAP			3.26%			2.92%
- Computed on a fully tax equivalent (FTE) basis

Non-GAAP reconciliation	Three Months Ended		Six Months Ended
($ in thousands, except per share & ratios)	Jun. 30, 2023	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022
Total Operating Revenue	$14,190	$14,266	$28,180	$28,545
Adjustment to (deduct)/add OMSR recapture/impairment *	16	(239)	(39)	(1,128)
Adjusted Total Operating Revenue	14,206	14,027	28,141	27,417

Income before Income Taxes	3,706	3,464	6,673	6,884
Adjustment for OMSR *	16	(239)	(39)	(1,128)

Adjusted Income before Income Taxes	3,722	3,225	6,634	5,756

Provision for Income Taxes	631	630	1,148	1,237
Adjustment for OMSR **	3	(50)	(8)	(237)
Adjusted Provision for Income Taxes	634	580	1,140	1,001

Net Income	3,075	2,834	5,525	5,647
Adjustment for OMSR *	13	(189)	(31)	(891)
Adjusted Net Income	3,088	2,645	5,494	4,756

Diluted Earnings per Share	0.44	0.40	0.79	0.79
Adjustment for OMSR *	0.00	(0.03)	(0.00)	(0.13)
Adjusted Diluted Earnings per Share	$0.45	$0.37	$0.79	$0.67

Return on Average Assets	0.91%	0.87%	0.82%	0.85%
Adjustment for OMSR *	0.00%	-0.06%	0.00%	-0.07%
Adjusted Return on Average Assets	0.92%	0.81%	0.82%	0.78%

*	valuation adjustment to the Company's mortgage servicing rights
**	tax effect is calculated using a 21% statutory federal corporate income tax rate